SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C.

                                     20549


                                 ------------

                                   FORM 8-K

                                 ------------



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): September 30, 1998
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                        TEXAS INSTRUMENTS INCORPORATED
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



                                Delaware 1-3761
                ------------------------ ---------------------
                (State of Incorporation) (Commission File No.)



                                  75-0289970
                     ------------------------------------
                     (I.R.S. Employer Identification No.)



                               8505 Forest Lane
                  P. O. Box 660199, Dallas, Texas 75266-0199
             ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: 972-995-3773
       -----------------------------------------------------------------

ITEM 2.  Acquisition or Disposition of Assets.

         On June 18, 1998, Texas Instruments Incorporated (the "Registrant") and Micron Technology, Inc. ("Micron") announced that they had entered into an agreement for Micron to purchase the assets of Registrant's semiconductor memory business (the "Memory Business"). The transaction included the purchase of substantially all of Registrant's memory assets, including its wholly-owned fabs in Avezzano, Italy and Richardson, Texas, its shares in its DRAM manufacturing joint ventures in Japan and Singapore, and an assembly and test operation in Singapore. The closing of the sale was consummated on September 30, 1998. Registrant received approximately 28.9 million shares of Micron common stock valued at $881 million as of the closing date, $740 million in 6.5% notes convertible into an additional 12 million shares of Micron common stock, and a $210 million 6.5% subordinated note. The aggregate market value of the 6.5% convertible notes and the 6.5% subordinated note as of the closing date was approximately $836 million.

In addition to Registrant's memory assets, Micron received $550 million in proceeds from financing provided by Registrant to facilitate the deployment of Micron's technology throughout the acquired business. As part of the transaction, Micron also received a 10 year royalty free cross license agreement. Additionally, Registrant agreed to guarantee the payment obligations of one of its former joint ventures under a newly-syndicated $450 million principal amount credit facility. At closing, the joint venture had borrowed $210 million under the facility. As a result of the guarantee, Registrant was granted a security interest in the joint venture's assets. In addition, the guarantee is partially offset by certain contingent funding obligations of the joint venture shareholders. Registrant recognized a before-tax gain of $127 million on the sale, which will be deferred until the repayment of the Registrant-funded financing to Micron.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b)  Pro Forma Financial Information.

              The following unaudited pro forma statements of income for the year ended December 31, 1997 and for the six months ended June 30, 1998 give effect to the disposition of the Memory Business as if such transaction had occurred on January 1, 1997 and on January 1, 1998, respectively. The following unaudited pro forma balance sheet gives effect to the disposition of the Memory Business as if such transaction had occurred on June 30, 1998:

                        TEXAS INSTRUMENTS INCORPORATED
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
            For the Year Ended December 31, 1997 and the Six Months
     Ended June 30, 1998 (In millions of dollars except per-share amounts)


                                                                              Pro Forma
                                                Pro Forma                                   Adjustments for
                                 Historical   Adjustments for      Texas        Historical   Disposition          Texas
                                  Texas        Disposition      Instruments       Texas      of the Memory     Instruments
                                Instruments   of the Memory     as Adjusted    Instruments     Business        as Adjusted
                                 12/31/97        Business(1)      12/31/97        6/30/98(2)   (3), (4)          6/30/98
                                ---------------------------------------------------------------------------------------------
Net revenues                    $   9,750   $     (1,595)    $     8,155    $    4,353        $       (409)      $     3,944
Operating costs and expenses:
     Cost of revenues               6,067         (1,443)          4,624         2,972                (835)            2,137
     Research and development       1,536           (196)          1,340           634                (127)              507
     Marketing, general and
      administrative                1,532           (167)          1,365           821                 (63)              758
                                ---------   -------------    -----------    -----------       -------------      -----------

          Total                     9,135         (1,806)          7,329         4,427              (1,025)            3,402
                                ---------   -------------    -----------    -----------       -------------      -----------

Profit (loss) from operations         615            211             826           (74)                616               542
Other income (expense) net            192                            192           193                  -                193
Interest on loans                      94            (12)             82            37                  (5)               32
                                ---------   -------------    -----------    -----------       -------------      -----------

Income (loss) before
  provision for income taxes          713            223             936            82                 621               703
Provision for income taxes            411             78             489            28                 211               239
                                ---------   -------------    -----------    -----------       -------------      -----------
Income (loss) from
  continuing operations         $     302   $        145     $       447    $       54        $        410       $       464
                                =========   =============    ===========    ===========       =============      ===========

Diluted earnings (loss)
  from continuing
  operations per share          $    0.76                    $      1.12    $     0.14                           $      1.16
                                =========                    ===========    ===========                          ===========
Basic earnings (loss)
  from continuing
  operations per share          $    0.78                    $      1.16    $     0.14                           $      1.19
                                =========                    ===========    ===========                          ===========


(1) Amounts reflect operating results of the Memory Business for the year 1997.
(2) Operating results of Registrant include first quarter charges of $219 million associated with discontinuing the Registrant's U.S. DRAM manufacturing joint venture with Hitachi, Ltd. and $25 million from the value of acquired in-process research and development from two business acquisitions; and a second quarter charge of $233 million for a worldwide restructuring program and a gain of $83 million from the Registrant's sale of its shares in the TI-Acer DRAM semiconductor manufacturing joint venture to Acer Corporation.
(3) Amounts reflect operating results of the Memory Business for the six months ended June 30, 1998.
(4) Operating results of the Memory Business include a first quarter charge of $219 million associated with discontinuing Registrant's U.S. DRAM manufacturing joint venture with Hitachi, Ltd. and a second quarter charge of $37 million for the closing of Registrant's Richardson, Texas, memory manufacturing operation.


                         TEXAS INSTRUMENTS INCORPORATED
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  June 30, 1998
                            (In millions of dollars)


                                                      Historical           Pro Forma              Texas
                                                        Texas           Adjustments for        Instruments
                                                     Instruments      Disposition of the        as Adjusted
                                                       6/30/98          Memory Business           6/30/98
Assets
Current Assets:
  Cash and cash equivalents                           $  1,273        $    (682) (1)        $      591
  Short-term investments                                 1,131              -                    1,131
  Accounts receivable, less allowance for losses of
    $80 million                                          1,581             (112)                 1,469
  Inventories                                              706             (106)                   600
  Prepaid expenses                                          78               (2)                    76
  Deferred income taxes                                    531              -                      531
                                                      ---------       ----------            ----------

    Total current assets                                 5,300             (902)                 4,398
                                                      ---------       ----------            ----------

Property, plant and equipment at cost                    7,761           (1,249)                 6,512
  Less accumulated depreciation                         (3,494)             576                 (2,918)
                                                      ---------       ----------            -----------
    Property plant and equipment (net)                   4,267             (673)                 3,594
                                                      ---------       ----------            -----------

Deferred income taxes                                      119              -                      119
Other assets                                               564            1,598  (2)             2,162
                                                      ---------       ----------            -----------
Total assets                                          $ 10,250         $     23               $ 10,273
                                                      =========       ==========            ===========
Liabilities and Stockholders' Equity
Current liabilities:
  Loans payable and current portion long-term debt    $     80         $    -                $      80
  Accounts payable and accrued liabilities               1,870              (20) (3)             1,850
                                                      ---------       ----------            ----------
    Total current liabilities                            1,950              (20)                 1,930
                                                      ---------       ----------            ----------
Long-term debt                                           1,230                                   1,230
Accrued retirement costs                                   737              (17)                   720
Deferred credits and other liabilities                     374               60                    434

Stockholders' equity:
  Preferred stock, $25 par value.
    Authorized - 10,000,000 shares.
    Participating cumulative preferred.  None issued.      -                -                      -
  Common stock, $1 par value.
    Authorized - 1,200,000,000 shares.
    Shares issued - 391,803,910                            392              -                      392
  Paid-in capital                                        1,206              -                    1,206
  Retained earnings                                      4,508              -                    4,508
  Less treasury common stock at cost.
    Shares - 1,674,171                                    (102)             -                     (102)
  Other                                                    (45)             -                      (45)
                                                      ---------       ----------            -----------
    Total stockholders' equity                           5,959              -                    5,959
                                                      ---------       ----------            -----------
Total liabilities and stockholders' equity            $ 10,250        $      23               $ 10,273
                                                      =========       ==========            ===========


(1) Includes cash financing provided by Registrant to Micron at closing ($550 million) and the effect of an estimated future working capital adjustment payment to be made to Micron ($132 million).
(2) Includes proceeds to Registrant from the sale of the Memory Business: Micron common stock ($881 million) and Micron convertible and subordinated debt ($836 million).
(3) Includes cash related obligations arising from the sale of the Memory Business of $118 million for vendor cancellation charges, professional fees and other transaction costs, net of $138 million Memory Business accounts payable assumed by Micron.


         (c)  Exhibits

         Designation of
           Exhibit in
           this Report                            Description of Exhibit
         --------------                           ----------------------

               2.2                                Second Amendment to
                                                  Acquisition Agreement
                                                  dated as of September
                                                  30, 1998 between Texas
                                                  Instruments Incorporated
                                                  and Micron Technology, Inc.


                                  SIGNATURE
                                  ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TEXAS INSTRUMENTS INCORPORATED


                                  By /s/ William A. Aylesworth
                                    --------------------------
                                    William A. Aylesworth
                                    Senior Vice President, Treasurer
                                    and Chief Financial Officer


Date:  October 15, 1998


                                 Exhibit Index

         Designation of
           Exhibit in
           this Report                            Description of Exhibit
         --------------                           ----------------------

               2.2                                Second Amendment to
                                                  Acquisition Agreement
                                                  dated as of September
                                                  30, 1998 between Texas
                                                  Instruments Incorporated
                                                  and Micron Technology, Inc.